PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND


For the six month period ended (a)   1/31/01
File number ( c )  811-08915

SUB-ITEM 77 0

Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
     Boston Properties

2.	Date of Purchase
	10/25/2000

3.	Number of Securities Purchased
	2200

4.	Dollar Amount of Purchase
	$85,937.50

5.	Price Per Unit
	$39.0625

6.	Name (s) of Underwriter (s) or Dealer (s)
	From whom Purchased
	Merrill Lynch

7.	Other Members of the Underwriting Syndicate
	Morgan Stanley Dean Witter
	Goldman, Sachs & Co. Incorporated
	Merrill Lynch & Co.
	Banc of America Securities LLC
	Prudential Securities
	Salomon Smith Barney
	Lehman Brothers Inc.
	Deutsche Banc Alex. Brown
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Deutche Bank Securities Inc.
	Advest, Inc.
	Bear, Stearns & Co. Inc.
	CIBC World Markets Corp.
	Commerzbank Capital Markets Corp.
	Credit Suisse First Boston Corporation
	Dresdner Kleinwort Benson North America LLC
	A.G. Edwards & Sons, Inc.
	First Union Securities, Inc.
	FleetBoston Robertson Stephens Inc.
	Edward Jones
	Legg Mason Wood Walker, Incorporated
	McDonald Investments Inc.
	PaineWebber Incorporated
	RBC Dominion Securities Corporation
	Tucker Anthony Incorporated

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions for Rule 10f-3 of the Investment Company Act.


PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND

For the six month period ended (a) 1/31/01
File number (c) 811-08915

SUB-ITEM 77 0

Transactions Effected Pursuant to Rule 10f-3


1.	Name of Issuer
Boston Properties

2.	Date of Purchase
10/25/2000

3.	Number of Securities Purchased
7599.54

4.	Dollar Amount of Purchase
$296,857.00

5.	Price Per Unit
$39.0625

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Goldman Sachs & Co.

7.	Other Members of the Underwriting Syndicate
	Goldman, Sachs & Co.
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley and Co. Incorporated
	Banc of America Securities LLC
	Deutsche Banc Alex. Brown
	Lehman Brothers
	Salomon Smith Barney Inc.
	Morgan Stanley Dean Witter
	Prudential Securities Incorporated
	Banc of America Securities LLC
	Deutsche Bank Securities Inc.
	Lehman Brothers Inc.
	Advest, Inc.
	Bear, Stearns & Co. Inc.
	CIBC World Markets Corp.
	Commerzbank Capital Markets Corp.
	Credit Suisse First Boston Corporation
	Dresdner Kleinwort Benson North America LLC
	A.G. Edwards & Sons, Inc.
	First Union Securities, Inc.
	FleetBoston Robertson Stephens Inc.
	Edward Jones
	Legg Mason Wood Walker, Incorporated
	McDonald Investments Inc.
	PaineWebber Incorporated
	RBC Doninion Securities Corporation'
	Tucker Anthony Incorporated

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with all the conditions for Rule 10f-3 of the Investment Company Act.




PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND

For the six month period ended (a) 1-31-01
File number (c) 811-08915

SUB-ITEM 77 0

Transactions Effected Pursuant to Rule 10f-3


1.	Name of Issuer
Boston Properties

2.	Date of Purchase
10/25/2000

3.	Number of Securities Purchased
7700

4.	Dollar Amount of Purchase
  300,781.25

5.	Price Per Unit
  $39.0625

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Merrill Lynch
Goldman Sachs & Co.
Lehman Brothers

7.	Other Members of the Underwriting Syndicate
	Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banc of America Securities LLC
Deutsche Banc Alex. Brown
Lehman Brothers, Inc.
Morgan Stanley Dean Witter
Salomon Smith Brothers Inc.
Prudential Securities Incorporated
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Commerzbank Capital Markets Corp.
Credit Suisse First Boston Corporation
Dresdner Kleinworth Benson North America LLC
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
FleetBoston Robertson Stephens Inc.
Edward Jones
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
PaineWebber Incorporated
RBC Dominion Securities Corporation
Tucker Anthony Incorporated

8.	Board of Directors determines no less frequently than
quarterly that all purchases that all purchases made
during the preceding quarter were effected in
	compliance with such procedures that are reasonably
designed to provide that the purchase complies with
all 	the conditions for Rule 10f-3 of the Investment
Company 	Act.

PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND


For the six month period ended (a) 1/31/01
File number ( c )  811-08915

SUB-ITEM 77 0

Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
     The Goldman Sachs Group, Inc.

2.	Date of Purchase
	8/1/2000

3.	Number of Securities Purchased
	1800

4.	Dollar Amount of Purchase
	$179,550

5.	Price Per Unit
	$99.75

6.	Name (s) of Underwriter(s)or Dealer(s)From whom
Purchased
	Goldman Sachs

7.    Other Members of the Underwriting Syndicate
	Goldman, Sachs & Co.
	Banc of America Securities LLC
	Credit Suisse First Boston
	A.G. Edwards & Sons, Inc.
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	PaineWebber Incorporated
	Bear, Stearns & Co. Inc.
	Deutsche Banc Alex. Brown
	Edqard D. Jones & Co., L.P.
	J.P. Morgan & Co.
	Prudential Securities
	Salomon Smith Barney
	Chase H&Q
	Donaldson, Lufkin & Jenrette
	Lehman Brothers
	Morgan Stanley Dean Witter
	Robertson Stephens
	Chase Securities Inc.
	Deutsche Bank Securities Inc.
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Morgan Stanley & Co.
	Sanford C. Bernstein & Co., Inc.
	William Blair & Company, L.L.C.
	Blaylock & Partners, L.P.
	CIBC World Markets Corp.
	First Union National Bank
	Guzman & Company
	Lazard Freres & Co. LLC
	BMO Nesbitt Burns Corp.
	RBC Dominion Securities Corporation
	Scotia Capital (USA) Inc.
	Muriel Siebert & Co. LLC
	Wit SoundView Corporation
	TD Securities (USA) Inc.
	Utendahl Capital Partners, L.P.
	Wasserstein Perella Securities, Inc.
	Thomas Weisel Partners LLC
	The Williams Capital Group, L.P.
	Advest, Inc.
	Robert W. Baird & Co. Incorporated
	M.R. Beal & Company
	Dain Rauscher Incorporated
	Doley Securities, Inc.
	Epoch Securities, Inc.
	Gruntal & Co., L.L.C.
	Keefe, Bruyette & Woods, Inc.
	Legg Mason Wood Walker, Incorporated
	Loop Capital Markets, LLC
	McDonald Investments Inc., A KeyCorp Company
	Neuberger Berman, LLC
	Ormes Capital Markets, Inc.
	Putnam, Lovell, de Guardiola & Thornton, Inc.
	Ramirez & Co., Inc.
	Raymond James & Associates, Inc.
	Scott & Stringfellow, Inc.
	Stephens Inc.
	Stifel, Nicolaus & Company, Incorporated
	Sitro & Co. Incorporated
	Tucker Anthony Incorporated
	Wachovia Securities, Inc.
	Adams, Harkness & Hill, Inc.
	Apex Pryor Securities, Inc., a division of Rice
Financial 	Products Company
	Arnhold and S. Bleichroeder, Inc.
	George K. Baum & Company
	The Buckingham Research Group Incorporated
	Burnham Securities Inc.
	The Chapman Company
	Conning & Company
	Crowell, Weedon & Co.
	D.A. Davidson & Co.
	Doft & Co., Inc.
	FAC/Equities, a division of First Albany
	Fahnestock & Co. Inc.
	Ferris, Baker Watts, Incorporated
	Fifth Third Securities, Inc.
	First Security Van Kasper
	First Southwest Company
	Fox-Pitt, Kelton Inc.
	Friedman, Billings, Ramsey & Co., Inc.
	Gerard Klauer Mattison & Co., Inc.
	HCFP/Brenner Securities LLC
	J.J.B. Hilliard, W. L. Lyons, Inc.
	Hoak Breedlove Wesneski & Co.
	William R. Hough & Co.
	Howard Weil, a division of Legg Mason Wood Walker,
Inc.
	Jackson Securities Incorporated
	Janney Montgomery Scott LLC
	Jefferies & Company, Inc.
	Johnston, Lemon & Co. Inc.
	Kirkpatrick, Pettis, Smith, Polian Inc.
	Ladenburg, Thalmann & Co. Inc.
	Laidlaw Global Securities, Inc.
	Lam Securities, L.L.c.
	May Davis Group Inc.
	Melvin Securities. L.L.C.
	Mesirow Financial, Inc.
	Morgan Keegan & Company, Inc.
	Parker/Hunter Incorporated
	Pennsylvania Merchant Group
	Petrie Parkman & Co. Ltd.
	SBK Brooks Investment Corp.
	Seasongood & Mayer
	The Seidler Companies Incorporated
	Simmons & Company Incorporated
	South Beach Capital Markets Incorporated
	Southwest Securities, Inc.
	Sterne, Agee & Leach, Inc.
	Strufivant & Co., Inc.
	SunTrust Equitable Securities Corporation
	Sutter Securities, Inc.
	SWM Securities, Inc.
	C.E. Unterberg, Towbin
	Walton Johnson & Company
	Wedbush Morgan Securities Inc.

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions for Rule 10f-3 of the Investment Company Act.



PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND



For the six month period ended (a) 1/31/01
File number ( c )  811-08915

SUB-ITEM 77 0

Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
     The Goldman Sachs Group, Inc.

2.	Date of Purchase
	8/1/2000

3.	Number of Securities Purchased
	6800

4.	Dollar Amount of Purchase
	$678,300

5.	Price Per Unit
	$99.75

6.	Name (s) of Underwriter (s) or Dealer (s)
	From whom Purchased
	Goldman Sachs

7.	Other Members of the Underwriting Syndicate
Goldman, Sachs & Co.
Banc of America Securities LLC
Credit Suisse First Boston
A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PaineWebber Incorporated
Bear, Stearns & Co. Inc.
Deutsche Banc Alex. Brown
Edward D. Jones & Co., L.P.
J.P. Morgan & Co.
Prudential Securities Incorporated
Salomon Smith Barney
Chase H&Q
Donaldson, Lufkin & Jenrette
Lehman Brothers Inc.
Morgan Stanley Dean Witter
Robertson Stephens
Sanford C. Bernstein Co., Inc.
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
CIBC World Markets Corp.
First Union National Bank
Guzman & Company
Lazard Freres & Co. LLC
BMO Nesbitt Burns Corp.
RBC Dominion Securities Corporation
Scotia Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Wit SoundView Corporation
TD Securities (USA) Inc.
Utendahl Capital Partners, L.P>
Wasserstein Perella Securities, Inc.
Thomas Weisel Partners LLC
The Williams Capital Group, L.P.
Advest, Inc.
Robert W. Baird & Co. Incorporated
M.R. Beal & Company
Chatsworth Securities LLC
Dain Rauscher Incorporated
Doley Securities, Inc.
Epoch Securities, Inc.
Gruntal & Co., L.L.C.
Keefe, Bruyette & Woods, Inc
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
Ormes Capital Markets, Inc.
Putnam, Lovell, de Guardiola & Thornton, Inc.
Ramirex & Co., Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Waschovia Securities, Inc.
Adams, Harkness & Hill, Inc.
Apex Pryor Securities, Inc., a division of Rice
Financial Products Company
Arnhold and s. Bleichroeder, Inc.
George K. Baum & Company
The Chapman Company
Conning & Company
Crowell, Weedon & Co.
D.A. Davidsion & Co.
Doft & Co., Inc.
FAC/Equities, a division of First Albany
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Fifth Third Securities, Inc.
First Security Van Kasper
First Southwest Company
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey & Co., Inc.
Gerard Klauer Mattison & Co., Inc.
HCFP/Brenner Securities LLC
J.J.B. Hilliard, W.L. Lyons, Inc.
Hoak Breedlove Wesneski & Co.
William R. Hough & Co.
Howard Weil, a division of Legg Mason Wood Walker,
Inc.
Jackson Securities Incorporated
Janney Montgomery Scott LLC
Janney Montgomery Scott LLC
Jefferies & Company, Inc.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Ladenburg, Thanlmann & Co. Inc.
Laidlaw Global Securities, Inc.
Lam Securities Investment, Inc.
May Davis Group Inc.
Melvin Securities. L.L.C.
Mesirow Financial, L.L.C.
Morgan Keegan & Company, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
The Robinson-Humphrey Company, LLC
Sanders Morris Harris Inc.
Sandler O'Neill & Partners, L.P.
Sands Brothers & Co. Ltd.
SBK Brooks Investment Corp.
Seasongood & Mayer
The Seidler Companies Incorporated
Simmons & Company International
South Beach Capital Markets Incorporated
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Sturdivant & Co,. Inc.
Sun Trust Equitable Securities Corporation
Sutter Securities Incorporated
SWM Securities, Inc.
C.E. Unterberg, Towbin
Walton Johnson & Company
Wedbush Morgan Securities Inc.